UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

     Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2009

COWEN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52048	84-1702964
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
1221 Avenue of the Americas
New York, NY 10020
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 562-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On November 2, 2009, Cowen Holdings, Inc. (f/k/a Cowen Group, Inc.) (the “Company”) announced that it had completed the transactions (the “Transactions”) contemplated by the Transaction Agreement and Agreement and Plan of Merger, dated as of June 3, 2009, by and among the Company, Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.) (“Cowen”), Lexington Merger Corp., Ramius LLC (f/k/a Park Exchange LLC) (“Ramius”) and RCG Holdings LLC (f/k/a Ramius LLC) (“RCG”) (the “Transaction Agreement”).

Item 2.01. Completion of Acquisition or Disposition of Assets

As previously disclosed, the Company entered into a Transaction Agreement and Agreement and Plan of Merger, dated as of June 3, 2009, by and among the Company, Cowen, Lexington Merger Corp., Ramius and RCG. Pursuant to General Instruction B.3 of Form 8-K, the following are incorporated by reference in this Item 2.01 from the Registration Statement:

  the description of the Transaction Agreement and the Transactions, and the description of the other agreements related to the Transactions, contained under the captions “The Transaction Agreement” and “Other Agreements Related to the Transactions,” respectively; and

  the information under the captions “Description of Capital Stock of New Parent” and “Proposal 1: The Transactions - Interests of Certain Persons in the Transactions.”

At the special meeting of stockholders of the Company, held on November 2, 2009 (the “Special Meeting”), stockholders of the Company voted to adopt the Transaction Agreement and approve the Transactions. Immediately following the special meeting on November 2, 2009, the Transactions were consummated. At the closing, Merger Sub merged with and into the Company, with the Company being the surviving corporation and a direct wholly-owned subsidiary of Cowen; and Ramius acquired substantially all of the assets and assumed substantially all of the liabilities of RCG. Following the consummation of the Transactions, Cowen is the parent of both the Company and Ramius.

Item 3.01. Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 2, 2009, the Company notified The NASDAQ Stock Market, LLC (“NASDAQ”), which maintains the principal listing for the common stock, par value $0.01 per share, of the Company, that the stockholders of the Company voted to adopt the Transaction Agreement and approve the Transactions at the Special Meeting and that the Transactions had been consummated. The Company therefore requested that the trading in the common stock of the Company be suspended prior to the start of business on November 2, 2009 and that NASDAQ file a Form 25 with the Securities and Exchange Commission on its behalf.

Item 3.03. Material Modification to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained in Items 2.01 and 5.03 of this Current Report is incorporated by reference in this Item 3.03.

Item 4.01. Changes in Registrant’s Certifying Accountant.

Prior to the Transactions, the financial statements of the former Cowen Group, Inc. were audited by Ernst & Young LLP (“Ernst & Young”).

On November 2, 2009, Ernst & Young’s engagement as the former Cowen Group, Inc.’s principal accountant ended upon the closing of the Transactions.

The reports of Ernst & Young on the financial statements of the former Cowen Group, Inc. as of and for each of the two fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the former Cowen Group, Inc.’s financial statements for each of the two fiscal years ended December 31, 2008, and in the subsequent interim period through November 2, 2009, the date of the dismissal of Ernst & Young, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its report.

The Company provided Ernst & Young with a copy of the foregoing disclosures and requested that Ernst & Young furnish the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with them. A copy of Ernst & Young’s response is attached hereto as Exhibit 16.1.

Item 5.01. Changes in Control of Registrant.

To the extent required by Item 5.01 of Form 8-K, the information contained in Item 2.01 of this Current Report is incorporated by reference in this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Special Meeting, stockholders of the Company approved an amendment to the 2007 Equity and Incentive Plan (as amended, the “Plan”), as described in the Registration Statement under the caption “Proposal 2: Amended 2007 Equity and Incentive Plan”, which section is incorporated by reference in this Item 5.02. The description of the Plan contained therein is qualified in its entirety by reference to the full text of the 2007 Equity and Incentive Plan and Amendment No. 1 thereto, copies of which are attached hereto as Exhibits 10.3 and 10.4, respectively. The amendment adds 4,000,000 shares of Cowen’s common stock to the pool of shares available for awards under the Plan (up from 1,500,000 shares).

Item 8.01. Other Events.

On November 2, 2009, the Company issued a press release announcing the consummation of the Transactions, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No. 10.3

Description of Exhibit

Cowen Group, Inc. 2007 Equity and Incentive Plan (incorporated by reference to Exhibit 10.1 to the Form 8-K dated June 7, 2007 filed by Cowen Holdings, Inc. (f/k/a Cowen Group, Inc.))

10.4

Amendment No. 1 to the Cowen Group, Inc. 2007 Equity and Incentive Plan (incorporated by reference to Appendix C to the Registration Statement on Form S-4 (File No. 333-160525) filed on October 2, 2009 by Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.)

16.1	Letter of Ernst & Young, LLP, dated November 5, 2009, to the Securities and Exchange Commission

99.1	Press Release, dated November 2, 2009 (incorporated by reference to Exhibit 99.1 to the Form 8-K dated November 5, 2009 filed by Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 5, 2009	COWEN HOLDINGS, INC. By: /s/ J. Kevin McCarthy Name: J. Kevin McCarthy Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No. 10.3

Description of Exhibit

Cowen Group, Inc. 2007 Equity and Incentive Plan (incorporated by reference to Exhibit 10.1 to the Form 8-K dated June 7, 2007 filed by Cowen Holdings, Inc. (f/k/a Cowen Group, Inc.))

10.4

Amendment No. 1 to the Cowen Group, Inc. 2007 Equity and Incentive Plan (incorporated by reference to Appendix C to the Registration Statement on Form S-4 (File No. 333-160525) filed on October 2, 2009 by Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.)

16.1	Letter of Ernst & Young, LLP, dated November 5, 2009, to the Securities and Exchange Commission

99.1	Press Release, dated November 2, 2009 (incorporated by reference to Exhibit 99.1 to the Form 8-K dated November 5, 2009 filed by Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.)